UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2017

SYNDAX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37708	32-0162505
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Building D, Floor 3 35 Gatehouse Drive Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 419-1400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On October 13, 2017, Syndax Pharmaceuticals, Inc. (the “Company”) entered into a license agreement (the “Agreement”) with Vitae Pharmaceuticals, Inc. (“Allergan”), a subsidiary of Allergan plc, under which Allergan granted to the Company a worldwide, sublicenseable, exclusive license to a portfolio of preclinical, orally-available small molecule inhibitors of the interaction of Menin with the Mixed Lineage Leukemia (“MLL”) protein (the “Menin Assets”).

Pursuant to the Agreement, the Company will make an upfront payment of $5.0 million to Allergan, and, subject to the achievement of certain milestone events, the Company may be required to pay Allergan up to $99 million in one-time development and regulatory milestone payments over the term of the Agreement. In the event that the Company or any of its affiliates or sublicensees commercializes the Menin Assets, the Company will also be obligated to pay Allergan low single to low double-digit royalties on sales, subject to reduction in certain circumstances, as well as up to an aggregate of $70 million in potential one-time sales-based milestone payments based on achievement of certain annual sales thresholds. Under certain circumstances, the Company may be required to share a percentage of non-royalty income from sublicensees, subject to certain deductions, with Allergan. The Company will be solely responsible for the development and commercialization of the Menin Assets.

Each party may terminate the agreement for the other party’s uncured material breach or insolvency, and the Company may terminate the agreement at will at any time upon advance written notice to Allergan. Allergan may terminate the agreement if the Company or any of its affiliates or sublicensees institutes a legal challenge to the validity, enforceability or patentability of the licensed patent rights. Unless terminated earlier in accordance with its terms, the agreement will continue on a country-by-country and product-by-product basis until the later of: (i) the expiration of all of the licensed patent rights in such country; (ii) the expiration of all regulatory exclusivity applicable to the product in such country; and (iii) 10 years from the date of the first commercial sale of the product in such country.

The foregoing description of the Agreement is only a summary and is qualified in its entirety by reference to the Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

A copy of the press release issued in connection with the Company’s announcement of the Agreement on October 17, 2017 is attached hereto as Exhibit 99.1.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend,” “believe” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this Current Report. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from these forward-looking statements. Forward-looking statements contained in this Current Report include, but are not limited to, the Company’s potential payment of upfront and milestone payments and royalties. Many factors may cause differences between current expectations and actual results, including unexpected safety or efficacy data observed during preclinical or clinical studies, clinical trial site activation or enrollment rates that are lower than expected, changes in expected or existing competition, changes in the regulatory environment, failure of the Company’s collaborators to support or advance collaborations or product candidates and unexpected litigation or other disputes. Other factors that may cause the Company’s actual results to differ from those expressed or implied in the forward-looking statements in this press release are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” sections contained therein. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Item 8.01.	Other Events.

Common Stock Registered Direct Offering

On October 17, 2017, the Company issued a press release entitled “Syndax Announces $25 Million Registered Direct Offering of Common Stock.” A copy of the press release issued in connection with the offering is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Supplemental Risk Factors

In connection with disclosures made in connection with the registered direct offering referenced above (which such disclosures are also included in a prospectus supplement to the base prospectus included in the Company’s shelf registration statement on Form S-3 (File No. 333-217172)), the Company is filing the risk factor attached hereto as Exhibit 99.3 for the purpose of supplementing the risk factor disclosure contained in its most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 filed with the Securities and Exchange Commission on August 10, 2017. The supplemental risk factor attached as Exhibit 99.3 hereto is incorporated herein by reference. The supplemental risk factor should be carefully considered along with any other risk factors related to the Company’s business identified in the Company’s other periodic and current reports filed with the Securities and Exchange Commission. The occurrence of any one or more of these risks could materially and adversely affect the Company’s business, financial condition and results of operations.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 17, 2017

99.2	Press Release, dated October 17, 2017

99.3	Supplemental Risk Factor Disclosure

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNDAX PHARMACEUTICALS, INC.

By:	/s/ Briggs W. Morrison, M.D.
Briggs W. Morrison, M.D.
Chief Executive Officer

Dated: October 17, 2017